                     SECURITIES AND EXCHANGE COMMISSION


                           Washington, D.C.  20549



                              -----------------


                                  FORM 8-K
                               Current Report


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                       Date of Report:   June 17, 1996
                                         -------------




                          CAPITAL ONE MASTER TRUST
                              CAPITAL ONE BANK
           (Exact name of registrant as specified in its charter)



          Virginia                        0-25762               54-1719855
- ------------------------------       ----------------      ------------------
(State or other jurisdiction of        (Commission            (IRS Employer
      incorporation)                   File Number)        Identification No.)


  11013 West Broad Street Road, Glen Allen, Virginia                23060
  --------------------------------------------------            -----------
   (Address of principal executive offices)                      (Zip Code)


            (Registrant's telephone number, including area code):
                               (804) 967-1000



       (Former name or former address, if changed since last report):
                               Not Applicable

ITEM 5.        OTHER EVENTS.
               The May 1996 monthly Certificateholders Statements to investors were distributed June 17, 1996.

ITEM 7 (c).    EXHIBITS

               The following are filed as exhibits to this Report under Exhibit 28:

               1.  May Performance Summary
               2. Series 1993-1 Class A and Class B Certificateholder's Statements for the month of May 1996.
               3. Series 1993-3 Class A and Class B Certificateholder's Statements for the month of May 1996.
               4. Series 1993-4 Class A and Class B Certificateholder's Statements for the month of May 1996.
               5. Series 1994-1 Class A and Class B Certificateholder's Statements for the month of May, 1996.
               6. Series 1994-2 Class A and Class B Certificateholder's Statements for the month of May 1996.
               7. Series 1994-3 Class A and Class B Certificateholder's Statements for the month of May 1996.
               8. Series 1994-4 Class A and Class B Certificateholder's Statements for the month of May 1996.
               9. Series 1994-A Certificateholders' Statement for the month of May 1996.
               10. Series 1995-1 Class A and Class B Certificateholder's
                   Statements for the month of May 1996.
               11. Series 1995-2 Class A and Class B Certificateholder's
                   Statements for the month of May 1996.
               12. Series 1995-3 Class A and Class B Certificateholder's
                   Statements for the month of May 1996.
               13. Series 1995-4 Class A and Class B Certificateholder's
                   Statements for the month of May 1996.

                                   SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                              CAPITAL ONE MASTER TRUST

                              By:  CAPITAL ONE BANK
                                   Servicer


                              By:    /s/ David M. Willey
                                    -------------------------
                                    David M. Willey
                                    Vice President
Date:  June 17, 1996

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549







                             -------------------




                                  EXHIBITS

                                     TO

                                  FORM 8-K





                          CAPITAL ONE MASTER TRUST
                              CAPITAL ONE BANK
           (Exact name of registrant as specified in its charter)

                              INDEX TO EXHIBITS

                                                            SEQUENTIALLY
EXHIBIT                                                     NUMBERED
NUMBER       EXHIBITS                                       PAGE
- ------       --------                                       ------------------
   1         May Performance Summary                              06

   2         Series 1993-1 Class A and Class B Certificate-
             holder's Statements for the month of May 1996        08

   3         Series 1993-3 Class A and Class B Certificate-
             holder's Statements for the month of May 1996        10

   4         Series 1993-4 Class A and Class B Certificate-
             holder's Statements for the month of May 1996        12

   5         Series 1994-1 Class A and Class B Certificate-
             holder's Statements for the month of May 1996        14

   6         Series 1994-2 Class A and Class B Certificate-
             holder's Statements for the month of May 1996        16

   7         Series 1994-3 Class A and Class B Certificate-
             holder's Statements for the month of May 1996        18

   8         Series 1994-4 Class A and Class B Certificate-
             holder's Statements for the month of May 1996        20

   9         Series 1994-A Certificateholder's Statement for
             the month of May 1996                                22

   10        Series 1995-1 Class A and Class B Certificate-
             holder's Statements for the month of May 1996        23

   11        Series 1995-2 Class A and Class B Certificate-
             holder's Statements for the month of May 1996.       25

   12        Series 1995-3 Class A and Class B Certificate-
             holder's Statements for the month of May 1996.       27

   13        Series 1995-4 Class A and Class B Certificate-
             holder's Statements for the month of May 1996.       29

CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : MAY 1996

Beginning of the Month Principal Receivables :                                                                   8,579,578,815.96
                                                                                                              -------------------
Beginning of the Month Finance Charge Receivables :                                                                170,405,098.86
                                                                                                              -------------------
Beginning of the Month Discounted Receivables :                                                                              0.00
                                                                                                              -------------------
Beginning of the Month Total Receivables :                                                                       8,749,983,914.82
                                                                                                              -------------------

Removed Principal Receivables :                                                                                              0.00
                                                                                                              -------------------
Removed Finance Charge Receivables :                                                                                         0.00
                                                                                                              -------------------
Removed Total Receivables :                                                                                                  0.00
                                                                                                              -------------------

Additional Principal Receivables :                                                                                 418,852,784.25
                                                                                                              -------------------
Additional Finance Charge Receivables :                                                                              2,441,608.78
                                                                                                              -------------------
Additional Total Receivables :                                                                                     421,294,393.03
                                                                                                              -------------------

Discounted Receivables Generated this Period                                                                                 0.00
                                                                                                              -------------------

End of the Month Principal Receivables :                                                                         8,569,786,703.82
                                                                                                              -------------------
End of the Month Finance Charge Receivables :                                                                      170,956,177.05
                                                                                                              -------------------
End of the Month Discounted Receivables :                                                                                    0.00
                                                                                                              -------------------
End of the Month Total Receivables :                                                                             8,740,742,880.87
                                                                                                              -------------------

Excess Funding Account Balance                                                                                               0.00
                                                                                                              -------------------
Invested Amount of all Master Trust Series                                                                       7,323,801,103.58
                                                                                                              -------------------

End of the Month Seller Percentage                                                                                     14.539284%
                                                                                                              -------------------
CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : MAY 1996                                                            ACCOUNTS                  RECEIVABLES
                                                                                     --------                  -----------
End of the Month Delinquencies :
   30 - 59 Days Delinquent                                                                  47,345                 115,934,171.45
                                                                                 -----------------            -------------------
   60 - 89 Days Delinquent                                                                  26,619                  71,073,547.15
                                                                                 -----------------            -------------------
   90 + Days Delinquent                                                                     62,133                 166,302,396.33
                                                                                 -----------------            -------------------

   Total 30 + Days Delinquent                                                              136,097                 353,310,114.93
                                                                                 -----------------            -------------------

   Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                               4.04%
                                                                                                              -------------------

Defaulted Accounts During the Month                                                         14,226                  36,073,101.76
                                                                                 -----------------            -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                        5.05%
                                                                                                              -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : MAY 1996                                                           COLLECTIONS                  PERCENTAGES
                                                                                    -----------                  -----------
Total Collections and Gross Payment Rate                                            817,569,992.31                          9.34%
                                                                                 -----------------            -------------------

Collections of Principal Receivables and Principal Payment Rate                     702,348,587.54                          8.19%
                                                                                 -----------------            -------------------

   Prior Month Billed Finance Charge and Fees                                       104,231,827.90
                                                                                 -----------------
   Amortized AMF Income                                                               4,058,295.31
                                                                                 -----------------
   Interchange Collected                                                              4,974,274.00
                                                                                 -----------------
   Recoveries of Charged Off Accounts                                                 2,452,389.95
                                                                                 -----------------
   Collections of Discounted Receivables                                                      0.00
                                                                                 -----------------

Collections of Finance Charge Receivables and Annualized Yield                      115,716,787.16                         16.18%
                                                                                 -----------------            -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : MAY 1996

Beginning Unamortized AMF Balance                                                                                   22,177,255.20
                                                                                                              -------------------
 + AMF Slug for Added Accounts                                                          383,566.52
                                                                                 -----------------
 + AMF Collections                                                                    3,562,912.92
                                                                                 -----------------
 - Amortized AMF Income                                                               4,058,295.31
                                                                                 -----------------
Ending Unamortized AMF Balance                                                                                      22,065,439.33
                                                                                                              -------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : MAY 1996

Gross Principal Payment Rate                                                                 8.19%
                                                                                 -----------------

May 17, 1994   3% Discount of Addition                                                                              50,184,973.92
                                                                                                              -------------------
   Total Discounted Receivables Collections as of Beginning of Month                 50,184,973.92
                                                                                 -----------------
   Collections of Discounted Receivables Current Month                                        0.00
                                                                                 -----------------
Discounted Receivables to be Collected                                                                                       0.00
                                                                                                              -------------------








                            CAPITAL ONE BANK
                            as Servicer


                            By :              /s/ John Schmohl
                                              --------------------------------
                            Name :            John Schmohl
                            Title :           Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on June 17, 1996
     per $1,000 Original Principal Amount                                                                       4.333333333
                                                                                                             --------------
2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                          4.333333333
                                                                                                             --------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                          0.000000000
                                                                                                             --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class A Investor Charge Off's                                                                0.000000000
                                                                                                             --------------

2)   The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                  0.000000000
                                                                                                             --------------

3)   The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                    0.000000000
                                                                                                             --------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
     Investment)                                                                                                0.000000000
                                                                                                             --------------

5)   The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date             0.00
                                                                                                             --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class B Certificateholders on June 17, 1996
     per $1,000 Original Principal Amount.                                                                      4.500000000
                                                                                                             --------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                         4.500000000
                                                                                                             --------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                         0.000000000
                                                                                                             --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class B Investor Charge Off's                                                                0.000000000
                                                                                                             --------------

2)   The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                  0.000000000
                                                                                                             --------------

3)   The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                    0.000000000
                                                                                                             --------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-1 Investor Certificateholder's
     Investment)                                                                                                0.000000000
                                                                                                             --------------

5)   The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date             0.00
                                                                                                             --------------

                                 CAPITAL ONE BANK
                                 as Servicer


                                 By :     /s/ John Schmohl
                                          --------------------------------
                                 Name :   John Schmohl
                                 Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on June 17, 1996
     per $1,000 Original Principal Amount                                                                      4.0416666667
                                                                                                             --------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                         4.0416666667
                                                                                                             --------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                         0.0000000000
                                                                                                             --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class A Investor Charge Off's                                                                       0.00
                                                                                                             --------------

2)   The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                 0.0000000000
                                                                                                             --------------

3)   The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                           0.00
                                                                                                             --------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
     Investment)                                                                                               0.0000000000
                                                                                                             --------------

5)   The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date             0.00
                                                                                                             --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class B Certificateholders on June 17, 1996
     per $1,000 Original Principal Amount.                                                                     4.3750000000
                                                                                                             --------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                        4.3750000000
                                                                                                             --------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                        0.0000000000
                                                                                                             --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class B Investor Charge Off's                                                                       0.00
                                                                                                             --------------

2)   The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                 0.0000000000
                                                                                                             --------------

3)   The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                           0.00
                                                                                                             --------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-3 Investor Certificateholder's
     Investment)                                                                                               0.0000000000
                                                                                                             --------------

5)   The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date             0.00
                                                                                                             --------------


                                CAPITAL ONE BANK
                                as Servicer


                                By :     /s/ John Schmohl
                                         --------------------------------
                                Name :   John Schmohl
                                Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1993-4

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class A Certificateholders on June 17, 1996
     per $1,000 Original Principal Amount                                                                      5.2063824959
                                                                                                             --------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class A Certificates, per $1,000 Original Principal Amount                                         5.2063824959
                                                                                                             --------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class A Certificates, per $1,000 Original Principal Amount                                         0.0000000000
                                                                                                             --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class A Investor Charge Off's                                                                       0.00
                                                                                                             --------------

2)   The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                 0.0000000000
                                                                                                             --------------

3)   The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                           0.00
                                                                                                             --------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
     Investment)                                                                                               0.0000000000
                                                                                                             --------------

5)   The amount, if any, by which the outstanding principal balance of the Class A Certificates
     exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date             0.00
                                                                                                             --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1)   The total amount of the distribution to Class B Certificateholders on June 17, 1996
     per $1,000 Original Principal Amount.                                                                     4.8333332967
                                                                                                             --------------

2)   The amount of the distribution set forth in paragraph 1 above in respect of interest
     on the Class B Certificates, per $1,000 Original Principal Amount.                                        4.8333332967
                                                                                                             --------------

3)   The amount of the distribution set forth in paragraph 1 above in respect of principal
     of the Class B Certificates, per $1,000 Original Principal Amount.                                        0.0000000000
                                                                                                             --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1)   The amount of Class B Investor Charge Off's                                                                       0.00
                                                                                                             --------------

2)   The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
     Original Principal Amount                                                                                 0.0000000000
                                                                                                             --------------

3)   The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                           0.00
                                                                                                             --------------

4)   The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1993-4 Investor Certificateholder's
     Investment)                                                                                               0.0000000000
                                                                                                             --------------

5)   The amount, if any, by which the outstanding principal balance of the Class B Certificates
     exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date             0.00
                                                                                                             --------------



                   CAPITAL ONE BANK
                   as Servicer


                   By :     /s/ John Schmohl
                            ----------------------------------
                   Name :   John Schmohl
                   Title :  Director of External Reporting

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-1

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on June
   17, 1996 per $1,000 Original Principal Amount                                                                      5.0917991746
                                                                                                                    --------------
2) The amount of the distribution set forth in paragraph 1 above in respect of
   interest on the Class A Certificates, per $1,000 Original Principal Amount                                         5.0917991746
                                                                                                                    --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of
   principal of the Class A Certificates, per $1,000 Original Principal Amount                                        0.0000000000
                                                                                                                    --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above,
   per $1,000 Original Principal Amount                                                                               0.0000000000
                                                                                                                    --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                    --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount.                                                                              5.5000000000
                                                                                                                    --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.5000000000
                                                                                                                    --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                    --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                    --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-1 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               47,848,091
                                                                                                                    --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     47,848,091
                                                                                                                    --------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-2

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount                                                                               5.1238825079
                                                                                                                    --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.1238825079
                                                                                                                    --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                    --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                    --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount.                                                                              5.7916666667
                                                                                                                    --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.7916666667
                                                                                                                    --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                    --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                    --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-2 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               47,848,091
                                                                                                                    --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     47,848,091
                                                                                                                    --------------

                           FORM OF MONTHLY STATEMENT
                            CAPITAL ONE MASTER TRUST
                                 SERIES 1994-3

     Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount                                                                               5.1605491748
                                                                                                                    --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.1605491748
                                                                                                                    --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                    --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                    --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount.                                                                              6.1250001228
                                                                                                                    --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 6.1250001228
                                                                                                                    --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                    --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                    --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-3 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               54,303,682
                                                                                                                    --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     54,303,682
                                                                                                                    --------------

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1994-4

        Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount                                                                             5.6666666600
                                                                                                                  --------------
2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                5.6666666600
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                0.0000000000
                                                                                                                  --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount.                                                                            5.9166666667
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                               5.9166666667
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                               0.0000000000
                                                                                                                  --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class B Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1994-4 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                             59,880,240
                                                                                                                  --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                   59,880,224
                                                                                                                  --------------

                     MONTHLY CERTIFICATEHOLDERS STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1994-A

        Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

1)  The total amount of the distribution to Investor Certificateholders of 1994-A on the
Payment Date is                                                                                                     5.1131698875
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of principal
on the Investor Certificate is                                                                                      0.0000000000
                                                                                                                  --------------

3)  The amount of the distribution set forth in  paragrah 1 above in respect of interest
on the Investor Certificates                                                                                        5.1131698875
                                                                                                                  --------------

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1995-1

        Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class A Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount                                                                             5.1513825000
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                5.1513825000
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                0.0000000000
                                                                                                                  --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

1) The amount of Class A Investor Charge Off's                                                                              0.00
                                                                                                                  --------------

2) The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-1 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

1) The total amount of the distribution to Class B Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount.                                                                            5.2522158025
                                                                                                                  --------------

2) The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                               5.2522158025
                                                                                                                  --------------

3) The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                       0.00
                                                                                                                  --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's                                                         0.00
                                                                                                                  --------------

1) The amount of Class B Investor Charge Off's

2) The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                        0.0000000000
                                                                                                                  --------------

3) The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                  0.00
                                                                                                                  --------------

4) The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-1 Investor Certificateholder's
   Investment)                                                                                                      0.0000000000
                                                                                                                  --------------

5) The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                    0.00
                                                                                                                  --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                          99,000,000.00
                                                                                                                  --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to
any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such              99,000,000.00
                                                                                                                  --------------

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1995-2

        Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount                                                                               5.0780491667
                                                                                                                    --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.0780491667
                                                                                                                    --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                    --------------

B)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $10,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on June 17, 1996
                                                                                                                     50.7804916667
                                                                                                                    --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                       50.7804916667
                                                                                                                    --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                        0.0000000000
                                                                                                                    --------------
C)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $100,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on June 17, 1996                              507.8049166667
                                                                                                                    --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates                                                                                      507.8049166667
                                                                                                                    --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates                                                                                        0.0000000000
                                                                                                                    --------------

D)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                    --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-2 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

E)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date
   per $1,000 Original Principal Amount.                                                                              5.1788824615
                                                                                                                    --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.1788824615
                                                                                                                    --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                    --------------

F)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                    --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-2 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

 G)The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
   giving effect to any withdrawal from the Collateral Account) was equal to                                            26,250,000
                                                                                                                    --------------

H) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     26,250,000
                                                                                                                    --------------

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1995-3

        Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount                                                                              5.1147158333
                                                                                                                   --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                 5.1147158333
                                                                                                                   --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                 0.0000000000
                                                                                                                   --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                               0.00
                                                                                                                   --------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                         0.0000000000
                                                                                                                   --------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                   0.00
                                                                                                                   --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-3 Investor Certificateholder's
   Investment)                                                                                                       0.0000000000
                                                                                                                   --------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount.                                                                             5.2155491575
                                                                                                                   --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                5.2155491575
                                                                                                                   --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                0.0000000000
                                                                                                                   --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                               0.00
                                                                                                                   --------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                         0.0000000000
                                                                                                                   --------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                   0.00
                                                                                                                   --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-3 Investor Certificateholder's
   Investment)                                                                                                       0.0000000000
                                                                                                                   --------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                     0.00
                                                                                                                   --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                              73,500,000
                                                                                                                   --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                    73,500,000
                                                                                                                   --------------

                                                                   Page 28 of 30

                          FORM OF MONTHLY STATEMENT
                           CAPITAL ONE MASTER TRUST
                                SERIES 1995-4

        Pursuant to the Master Pooling and Servicing Agreement dated as of September 30, 1993 (hereinafter as such agreement may have been or may be from time to time, supplemented, amended or otherwise modified, the "Pooling and Servicing Agreement"), between Capital One Bank (as successor to Signet Bank/Virginia), and The Bank of New York, as trustee (the "Trustee"), Capital One as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Capital One Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of June 17, 1996, and with respect to the performance of the Trust during the month of May, 1996 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per investor Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A)  Information Regarding Distributions to the Class A Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class A Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount                                                                               5.0649958333
                                                                                                                    --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class A Certificates, per $1,000 Original Principal Amount                                                  5.0649958333
                                                                                                                    --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class A Certificates, per $1,000 Original Principal Amount                                                  0.0000000000
                                                                                                                    --------------

B)  Class A Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class A Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

 2)The amount of Class A Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

 3)The total amount of reimbursed to the Trust in respect of Class A Investor Charge Off's                                    0.00
                                                                                                                    --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series 1995-4 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

 5)The amount, if any, by which the outstanding principal balance of the Class A Certificates
   exceeds the Class A Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

C)  Information Regarding Distributions to the Class B Certificateholders
(Stated on the Basis of $1,000 Original Principal Amount)

 1)The total amount of the distribution to Class B Certificateholders on June 17, 1996
   per $1,000 Original Principal Amount.                                                                              5.1605491282
                                                                                                                    --------------

 2)The amount of the distribution set forth in paragraph 1 above in respect of interest
   on the Class B Certificates, per $1,000 Original Principal Amount.                                                 5.1605491282
                                                                                                                    --------------

 3)The amount of the distribution set forth in paragraph 1 above in respect of principal
   of the Class B Certificates, per $1,000 Original Principal Amount.                                                 0.0000000000
                                                                                                                    --------------

D)  Class B Investor Charge Off's and Reimbursement of Charge Off's

 1)The amount of Class B Investor Charge Off's                                                                                0.00
                                                                                                                    --------------

 2)The amount of Class B Investor Charge Off's set forth in paragraph 1 above, per $1,000
   Original Principal Amount                                                                                          0.0000000000
                                                                                                                    --------------

 3)The total amount of reimbursed to the Trust in respect of Class B Investor Charge Off's                                    0.00
                                                                                                                    --------------

 4)The amount set forth in paragraph 3 above, per $1,000 Original Principal Amount (which will have the effect of increasing, pro rata, the amount of each Series  1995-4 Investor Certificateholder's
   Investment)                                                                                                        0.0000000000
                                                                                                                    --------------

 5)The amount, if any, by which the outstanding principal balance of the Class B Certificates
   exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date                      0.00
                                                                                                                    --------------

E) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after
giving effect to any withdrawal from the Collateral Account) was equal to                                               52,500,000
                                                                                                                    --------------

F) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Indebtedness Holder on such
Distribution Date, will be equal to                                                                                     52,500,000
                                                                                                                    --------------

                                                                   Page 30 of 30